UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): March 10, 2009

ENVIRONMENTAL POWER CORPORATION

(Exact name of Company as specified in its charter)

Delaware	001-32393	75-3117389
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

120 White Plains Road, 6th Floor, Tarrytown, New York 10591

(Address of principal executive offices, including zip code)

(914) 631-1435

(Company’s telephone number, including area code)

NONE

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01.	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

Underwriting Agreement, Notes and Indenture

On March 13, 2009, Environmental Power Corporation (the “Company”) completed a registered underwritten public offering of $5 million aggregate principal amount of its 14% Convertible Notes due January 1, 2014 (the “Notes”), pursuant to an Underwriting Agreement (the “Underwriting Agreement”), dated March 10, 2009, between the Company and B.C. Ziegler & Company d/b/a Ziegler Capital Markets (the “Underwriter”).

The sale of the Notes was made pursuant to the Company’s Registration Statement on Form S-3 ((File No. 333-152807) (the “Registration Statement”), including a prospectus supplement dated March 10, 2009 (the “Prospectus Supplement”) to the prospectus contained therein dated October 17, 2008, filed by the Company with the Securities and Exchange Commission (the “SEC”), pursuant to Rule 424(b)(5) under the Securities Act of 1933, as amended (the “Securities Act”).

The Notes were issued in global form pursuant to the terms of an Indenture for Senior Debt Securities, dated as of March 1, 2009, between the Company, as Issuer, and Wells Fargo Bank, National Association, as Trustee, and a First Supplemental Trust Indenture for 14% Convertible Notes due January 1, 2014, dated as of March 1, 2009 (the “First Supplemental Indenture”), between the Company, as Issuer, and Wells Fargo Bank, National Association, as Trustee, each of which was executed on March 13, 2009 (together, the “Indenture”).

A description of the material terms of the Notes and the Indenture is set forth in Prospectus Supplement under the heading “Description of the Notes and the Indenture” beginning on page S-52 thereof, which is filed as exhibit 99.1 to this current report on Form 8-K and which description is incorporated by reference herein. Such description is subject to, and qualified in its entirety by, the forms of the Notes and the Indenture, which are filed as exhibits to this current report on Form 8-K and are incorporated herein by reference.

In connection with the registered offering of the Notes, the Company is filing as exhibits to this current report on Form 8-K the following documents, which are incorporated by reference into the Registration Statement:

•	As Exhibit 1.1, the Underwriting Agreement, dated as of March 10, 2009, between Environmental Power Corporation and B.C. Ziegler and Company, d/b/a Ziegler Capital Markets, as Underwriter;

•

As Exhibit 4.1, the Indenture for Senior Debt Securities, dated as of March 1, 2009, between Environmental Power Corporation, as Issuer, and Wells Fargo Bank, National Association, as Trustee, which sets forth the basic terms of senior debt securities we may issue under the Registration Statement;

•

As Exhibit 4.2, the First Supplemental Trust Indenture for 14% Convertible Notes due January 1, 2014, dated as of March 1, 2009, between Environmental Power Corporation, as Issuer, and Wells Fargo Bank, National Association, as Trustee, which sets forth the specific terms of the Notes;

•	As Exhibit 4.3, the form of the Notes; and

•	As Exhibits 5.1 and 23.1, the legal opinion and consent of Pierce Atwood LLP relating to the Notes and the shares of the Company’s Common Stock issuable upon conversion of the Notes.

The closing of the sale of the Notes pursuant to the Underwriting Agreement was completed on March 12, 2009. The net proceeds to us from the offering will be approximately $4,389,000 after deducting the underwriting commissions and discounts and estimated offering expenses that are payable by us. We intend to use these proceeds in connection with costs and expenses relating to the construction and operation of renewable energy projects by our subsidiaries, as described more fully in the Prospectus Supplement.

This Current Report on Form 8-K does not constitute an offer to sell or the solicitation of an offer to buy any or our securities and these securities cannot be sold in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such state.

ITEM 2.03.	CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT

The information required by Item 2.03 relating to the Notes and the Indenture is contained in Item 1.01 and is incorporated herein by reference.

ITEM 3.03	MATERIAL MODIFICATION TO RIGHTS OF SECURITY HOLDERS

As a result of the issuance of the Notes and the execution of the Indenture on March 12, 2009, the rights and preferences of the holders of the Company’s Series A 9% Cumulative Convertible Preferred Stock (the “Series A Preferred”) and the rights of the holders of the Company’s Common Stock have been materially limited or qualified, insofar as the Notes (and any future Notes issued under the Indenture) constitute indebtedness and, therefore, would rank senior to the Series A Preferred and the Common Stock upon any liquidation or dissolution of the Company. The First Supplemental Indenture allows the Company to issue up to $53,000,000 aggregate original principal amount of the Notes from time to time for the purposes stated therein.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits –	Please see the Exhibit Index appearing after the signature page and before the exhibits to this Current Report on Form 8-K, which Exhibit Index is incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENVIRONMENTAL POWER CORPORATION

By:	/s/ Michael E. Thomas
Michael E. Thomas
Senior Vice President, Chief Financial Officer and Treasurer

Dated: March 13, 2009

Exhibits Index

Exhibit No.	Description
1.1	Underwriting Agreement, dated as of March 10, 2009, between Environmental Power Corporation and B.C. Ziegler and Company, d/b/a Ziegler Capital Markets, as Underwriter.

4.1	Indenture for Senior Debt Securities, dated as of March 1, 2009, between Environmental Power Corporation, as Issuer, and Wells Fargo Bank, National Association, as Trustee.

4.2	First Supplemental Trust Indenture for 14% Convertible Notes due January 1, 2014, dated as of March 1, 2009, between Environmental Power Corporation, as Issuer, and Wells Fargo Bank, National Association, as Trustee.

4.3	Form of the 14% Convertible Notes due January 1, 2014 (contained in Exhibit 4.2).

5.1	Opinion of Pierce Atwood LLP.

23.1	Consent of Pierce Atwood LLP (contained in Exhibit 5.1).

99.1	Section of Prospectus Supplement, dated March 10, 2009, entitled “Description of the Notes and the Indenture” beginning on page S-52 thereof (incorporated by reference to the Company’s Prospectus Supplement, dated March 10, 2009, filed with the SEC pursuant to Rule 424(b)(5) under the Securities Act (SEC File No. 333-152807)).

5